                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                               NOVEMBER 12, 1999
                       (Date of earliest event reported)


                            PS GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                         1-7141                    33-0692068
(State or other jurisdiction      (Commission file number)        (I.R.S. Employer
      of incorporation)                                          Identification No.)

                    4370 LA JOLLA VILLAGE DRIVE, SUITE 1050
                          SAN DIEGO, CALIFORNIA 92122
             (Address of principal executive offices and zip code)


                                 (858) 642-2999
                        (Registrant's telephone number)
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FORWARD-LOOKING STATEMENTS
- --------------------------

     THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD-LOOKING STATEMENTS. CERTAIN INFORMATION IN THIS FORM 8-K MAY BE DEEMED TO BE FORWARD-LOOKING. FOR FURTHER INFORMATION WITH RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, AS WELL AS WITH RESPECT TO THE RISKS AND UNCERTAINTIES ASSOCIATED THEREWITH, REFERENCE IS MADE TO THE INFORMATION SET FORTH UNDER THE CAPTION "FORWARD-LOOKING STATEMENTS" IN EXHIBIT 99.1, WHICH INFORMATION IS INCORPORATED BY REFERENCE HEREIN.


ITEM 5.     OTHER EVENTS

Reference is made to the Company's press release dated November 15, 1999 (Exhibit 99.1; see Item 7 (c)) announcing the sale of one MD-80 aircraft by PS Group, Inc., a wholly-owned subsidiary of the Company.



ITEM 7(c).  EXHIBITS

Exhibit
Number      Description
- ------      -----------

99.1        Press Release issued by the Company dated November 15, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 1999
                                    PS GROUP HOLDINGS, INC.
                                    -----------------------
                                    (Registrant)


                                    By: /s/ L. A. Guske
                                       ---------------------------
                                       Lawrence A. Guske
                                       Vice President - Finance and
                                       Chief Financial Officer and
                                       Authorized Officer of the Registrant